                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 4, 2002
                                   -----------
                                 Date of Report
                        (Date of earliest event reported)

                       Lone Star Steakhouse & Saloon, Inc.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                            0-19907                     48-1109495
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)

          224 East Douglas, Suite 700, Wichita, KS           67202
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          (Address of Principal Executive Offices)           (Zip Code)

                                 (316) 264-8899
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                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.       Other Events.
                          ------------

            On May 6, 2002, Lone Star Steakhouse & Saloon, Inc. (Nasdaq National
Market:  STAR) issued a press release, set forth as Exhibit 99.1 to this Current
Report. For additional information, reference is made to the press release which is incorporated herein by reference.

            Item 7.       Financial Statements, Pro Forma Financial Information
                          ------------------------------------------------------
                          and Exhibits.
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            (c)         Exhibits

                        Exhibit No.             Exhibits
                        -----------             --------

                        99.1            Press Release of Lone Star  Steakhouse &
                                        Saloon, Inc. dated May 6, 2002.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Lone Star Steakhouse & Saloon, Inc.

Dated: May 6, 2002                              By: /s/ John D. White
                                                    ----------------------
                                                Name:  John D. White
                                                Title: Executive Vice President